U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


I, Edward D. Loughlin, certify that:
1. I have reviewed this report on Form
N-SAR of the SEI Insurance Product
Trust;
2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.
4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment
Company Act) for the registrant and
have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is
being prepared;
b) evaluated the effectiveness of
the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the
filing date of this report (the
"Evaluation Date"); and
c) presented in this report our
conclusions about the
effectiveness of the disclosure
controls and procedures based on
our evaluation as of the
Evaluation Date;
5. The registrant's other certifying
officers and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):
a) all significant deficiencies in
the design or operation of
internal controls which could
adversely affect the registrant's
ability to record, process,
summarize, and report financial
data and have identified for the
registrant's auditors any material
weaknesses in internal controls;
and
b) any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the
registrant's internal controls;
and
6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

February 27, 2003

/s/ Edward D. Loughlin
Edward D. Loughlin
President and CEO


U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


I, James R. Foggo, certify that:
1. I have reviewed this report on Form
N-SAR of the SEI Insurance Product
Trust;
2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.
4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment
Company Act) for the registrant and
have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is
being prepared;
b) evaluated the effectiveness of
the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the
filing date of this report (the
"Evaluation Date"); and
c) presented in this report our
conclusions about the
effectiveness of the disclosure
controls and procedures based on
our evaluation as of the
Evaluation Date;
5. The registrant's other certifying
officers and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):
a) all significant deficiencies in
the design or operation of
internal controls which could
adversely affect the registrant's
ability to record, process,
summarize, and report financial
data and have identified for the
registrant's auditors any material
weaknesses in internal controls;
and
b) any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the
registrant's internal controls;
and
6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

February 27, 2003

/s/ James R. Foggo
James R. Foggo
Controller and CFO


Exhibit to 77Q3(a)(ii)




Disclosure Controls and Procedures:
The disclosure controls and procedures
of The SEI Insurance Product Trust (the
"Trust") are periodically evaluated. As of January 10, 2003, the date of the last evaluation, we, the certifying officers, concluded that the Trust's disclosure controls and procedures are adequate.


Internal Controls:
The internal controls of the Trust are
periodically evaluated.  As of January
10, 2003, the date of the last
evaluation, there have been no
significant changes in the Trust's
internal controls or in other factors
that could have had a significant affect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.